                                                                     EXHIBIT 4.1
                                                                     -----------


            COMMON STOCK                                COMMON STOCK
--------                                                                           ---------
 NUMBER                     [ART APPEARS HERE]        THIS CERTIFICATE IS           SHARES
                                                      TRANSFERABLE IN DENVER,
MW                                                    CO OR NEW YORK, NY

--------                                                                           ---------
            INCORPORATED UNDER THE                    CUSIP 560321 20 0
            LAWS OF THE STATE OF                      SEE REVERSE FOR CERTAIN
            COLORADO                                  DEFINITIONS

                                     MAIL-WELL, INC.
            --------------------------------------------------------------------
              THIS CERTIFIES THAT






              IS THE OWNER OF
            --------------------------------------------------------------------
              FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF THE
                               PAR VALUE OF $.01 PER SHARES, OF

            Mail-Well, Inc. (hereinafter and on the back hereof called the "Company") transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the laws of the State of Colorado and to all the provisions of the Articles of Incorporation and the Bylaws of the Company, as amended from time to time. Copies of which are on file at the office of the Transfer Agent to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

              Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

            Dated:

             COUNTERSIGNED AND REGISTERED:
               AMERICAN SECURITIES TRANSFER & TRUST, INC.
                    P.O. Box 1596
                Denver, Colorado 80201
             BY           TRANSFER AGENT
                          AND REGISTRAR   /s/ Roger Wertheimer  /s/ G. Mahoney

                     AUTHORIZED SIGNATURE       SECRETARY            CHAIRMAN

                                MAIL-WELL, INC.
        This Company will furnish without charge to each stockholder who so requests a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company, and the qualifications, limitations or restrictions of such preferences and/or rights. Such statement may be obtained by a request in writing to the Secretary of the Company at its principal place of business or to the office of the Transfer Agent.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulation:

        TEN COM - as tenants in common
        TEN ENT - as tenants by the entireties
        JT TEN - as joint tenants with right of survivorship and not as tenants in common

        UNIF GIFT MIN ACT -                      Custodian
                            ---------------------         ----------------------
                                   (Cust)                         (Minor)
                            under Uniform Gifts to Minors
                            Act
                               -------------------------------------------------
                                                     (State)
        UNIF TRF MIN ACT -                  Custodian (until age               )
                           -----------------                    ---------------
                                (Cust)
                                                         under Uniform Transfers
                           ------------------------------
                                      (Minor)
                           to Minors Act
                                        ----------------------------------------
                                                         (State)

    Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED,                hereby sell, assign and transfer unto
                           ----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
 -------------------------------------------------------------------


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--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                                      Attorney
                                  --------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------------

                                        X
                                          --------------------------------------

                                        X
                                          --------------------------------------
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15,